Exhibit 10.2

MEDUSA STYLE CORPORATION
Suite 210-580 Hornby Street
Vancouver, BC V6C 3B6 Canada
Tel: 604-687-6991

March 31, 2007

Paul Fishkin
And To: Tolga Katas
And To: Christine Marie
And To: En2Go Inc.
4128 Colfax Avenue
Studio City, CA
91604 USA

Dear Ladies and Gentlemen:

Re: Amendment to Letter of Intent of February 1, 2007

The parties mutually agree to amend the duly executed Letter of Intent (“LOI”) dated February 1, 2007 as follow:

Paragraph 1 – Negotiation of Definitive Agreements shall be amended to read “If such definitive agreements are not negotiated and executed on or before May 31, 2007 (or such other date agreed to by the parties), either MSC (Medusa Style Corporation) or EN2 (En2Go Inc.) may elect to discontinue the negotiations for the transactions and terminate this LOI.”

Exhibit A Paragraph 3 – Signing and Closing shall be amended to read “The parties’ objective is to sign and close the Definitive Agreement on or about May 31, 2007”.

All other terms and conditions contained in the said Letter of Intent remains the same and in full force and effect.

Yours truly,

MEDUSA STYLE CORPORATION

BRUCE SCHMIDT
Bruce Schmidt
President, CEO and Director

The above terms are hereby agreed to on this 5th day of April, 2007

PAUL FISHKIN
Paul Fishkin

TOLGA KATAS
Tolga Katas

CHRISTINE MARIE
Christine Marie

EN2GO, INC.

PAUL FISHKIN
Paul Fishkin
President, CEO and Director